UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________________________
FORM 8-K
 ___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
 October 12, 2011 (October 7, 2011)
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HUGHES Telematics, Inc.
(Exact Name of Registrant as Specified in Charter)
 ___________________________

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 Summit Boulevard Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 573-5800

Not Applicable
(Former name or former address, if changed since last report.)

 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreements.

On October 7, 2011, HUGHES Telematics, Inc. (the “Company”) completed a private placement of its common stock, par value $0.0001 per share, and a series of exchange transactions pursuant to which the Company raised aggregate gross cash proceeds of approximately $41.0 million and reduced its total indebtedness by approximately $7.9 million. In summary, the transactions included the following:

•
The issuance and sale for aggregate gross proceeds of approximately $20.0 million of 4,875,855 shares of common stock to a group of accredited investors who are non-affiliates of the Company, reflecting a purchase price of $4.10 per share;

•	The issuance of $21.0 million of new indebtedness under the Company's First Lien Credit Agreement (as defined below) (the “Additional Loan”);

•
The exchange by an affiliate of Apollo Global Management LLC (“Apollo”) of approximately $5.9 million of indebtedness issued pursuant to the First Lien Credit Agreement for 1,448,350 shares of common stock, reflecting an exchange price of $4.10 per share; and

•
The exchange, including by an affiliate of Apollo, of all of the approximately $23.0 million of indebtedness issued pursuant to the Second Lien Credit Agreement (as defined below) for 4,784,019 shares of common stock, reflecting an exchange price of $4.80 per share.

The private placement and exchange transactions were completed pursuant to the terms of a Stock Purchase Agreement, dated as of October 7, 2011 (the “Stock Purchase Agreement”), by and among the Company and each of the entities and individuals named therein (the “Purchasers”). The aggregate consideration for the 11,108,224 shares of common stock issued pursuant to the Stock Purchase Agreement consisted of approximately $20.0 million in cash, the exchange of approximately $5.9 million of indebtedness issued pursuant to the Amended and Restated Credit Agreement, dated as of April 9, 2008 (the “First Lien Credit Agreement”), by and among the Company, Morgan Stanley Senior Funding, Inc., as administrative agent, Morgan Stanley & Co. Incorporated, as collateral agent, and the lenders from time to time party thereto, as amended, and the exchange of approximately $23.0 million issued pursuant to the Second Lien Credit Agreement, dated as of December 17, 2009 (the “Second Lien Credit Agreement”), by and among the Company, the lenders from time to time party thereto, and PLASE HT, LLC, as administrative agent and collateral agent, as amended. The Company intends to use the net proceeds from the private placement for general corporate purposes. Included as part of the transactions, PLASE HT, LLC, which is an affiliate of Apollo, received (i) 1,448,350 shares of common stock in exchange for approximately $5.9 million of indebtedness issued pursuant to the First Lien Credit Agreement and (ii) 3,678,063 shares of common stock in exchange for approximately $17.7 million of indebtedness issued pursuant to the Second Lien Credit Agreement.

The issuance and sale of the common stock in the private placement and exchange transactions were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the shares may not be sold in the United States absent registration or an applicable exemption from registration requirements. The shares were offered and sold pursuant to the exemption from registration afforded by Rule 506 under the Securities Act and/or Sections 4(2) and 3(a)(9) of the Securities Act.

In connection with the private placement, the Company entered into a Registration Rights Agreement, dated as of October 7, 2011 (the “Registration Rights Agreement”), with the Purchasers requiring that, among other things, the Company register the resale of the shares of common stock sold in the private placement. If the Company does not meet certain deadlines with respect to filing and making a registration statement covering such resale effective, then cash penalties of 1% of the purchase price per month for up to twelve months may apply.

In connection with the transactions described above, the Company and certain of its subsidiaries entered into the Sixth Amendment to the Amended and Restated Credit Agreement, dated as of October 7, 2011 (the “Sixth Amendment”), with Morgan Stanley Senior Funding, Inc., as administrative agent, Morgan Stanley & Co. Incorporated, as collateral agent, and the lenders party thereto. The Sixth Amendment, among other things, permitted the exchange of the approximately $5.9 million of existing indebtedness under the First Lien Credit Agreement and the exchange of the existing indebtedness under the Second Lien Credit Agreement in the exchange transactions and excluded the cash proceeds received in the private placement from the requirement to use 25% of the net cash proceeds from the sale of equity for the repayment of loans outstanding under the First Lien Credit Agreement. In addition, pursuant to the Sixth Amendment, an additional covenant was added to the First Lien Credit Agreement which requires the Company to maintain a minimum balance of cash, cash equivalents and short-term investments of $5.0 million, subject to certain cure measures. Certain lenders under the First Lien Credit Agreement who consented to the Sixth Amendment received a consent fee payable in an aggregate of 321,934 shares of common stock of the Company. The shares issued as a consent fee were offered and sold pursuant to the exemption from registration afforded by Rule 506 under the Securities Act and/or Section 4(2) of the Securities Act and may not be sold in the United States absent registration or an applicable exemption from registration requirements.

The Sixth Amendment also allowed for the Additional Loan in the amount of $21.0 million to be provided to the Company pursuant to an additional loan agreement by and among the Company and its subsidiaries, Morgan Stanley Senior Funding, Inc., as administrative agent, Morgan Stanley & Co. Incorporated, as collateral agent, and Barclays Bank PLC, as lender.  Affiliates of Barclays Bank PLC perform certain investment banking and investment advisory services for the Company for which they receive customary fees and commissions. The Additional Loan has the same terms and conditions and the same security and guarantees as all other loans under the First Lien Credit Agreement. The Company intends to use the net proceeds from the Additional Loan for general corporate purposes.

The foregoing is a summary of the terms of the Stock Purchase Agreement, the Registration Rights Agreement and the Sixth Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Registration Rights Agreement and the Sixth Amendment, copies of which are attached as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and are incorporated by reference herein. The disclosure under Item 1.02 of this current report is also responsive to this Item 1.01 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Upon the consummation of the private placement and payment of certain remaining indebtedness under the Second Lien Credit Agreement on October 7, 2011, the Second Lien Credit Agreement was terminated and repaid in full and all liens in favor of the collateral agent thereunder were released in their entirety. The disclosure under Item 1.01 of this current report is also responsive to this Item 1.02 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Sixth Amendment and the Additional Loan under Item 1.01 of this current report is also responsive to this Item 2.03 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the Company's issuance and sale of shares of common stock under Item 1.01 of this current report is also responsive to this Item 3.02 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Stock Purchase Agreement, dated as of October 7, 2011, by and among HUGHES Telematics, Inc. and the Purchasers set forth therein.
99.2	Registration Rights Agreement, dated as of October 7, 2011, by and among HUGHES Telematics, Inc. and the Investors set forth therein.
99.3
Sixth Amendment to the Amended and Restated Credit Agreement, dated as of October 7, 2011, by and among HUGHES Telematics, Inc., certain subsidiaries of HUGHES Telematics, Inc., the lenders party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley & Co. Incorporated, as collateral agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2011	HUGHES TELEMATICS, INC.

	By:	/s/ CRAIG KAUFMANN
	Name:	Craig Kaufmann
	Title:	Senior Vice President Finance and Treasurer

Exhibits Index

Exhibit Number	Description
99.1	Stock Purchase Agreement, dated as of October 7, 2011, by and among HUGHES Telematics, Inc. and the Purchasers set forth therein.
99.2	Registration Rights Agreement, dated as of October 7, 2011, by and among HUGHES Telematics, Inc. and the Investors set forth therein.
99.3
Sixth Amendment to the Amended and Restated Credit Agreement, dated as of October 7, 2011, by and among HUGHES Telematics, Inc., certain subsidiaries of HUGHES Telematics, Inc., the lenders party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley & Co. Incorporated, as collateral agent.